Artisan Partners Funds, Inc.
1940 Act File No. 811-8932
Report on Form N-SAR for the period ended
March 31, 2017

Sub-Item 77Q1:	Exhibits


Exhibit Number
(a)(1)

Description
Amendment of Amended and Restated
Articles of Incorporation dated as of
November 28, 2016

Previously filed.  Incorporated by
reference to exhibit (a)(9) filed
with post-effective amendment no.
101 to the registration statement of
Artisan Partners Funds, Inc.,
Securities Act file number 33-
88316, filed on November 29,
2016.

Exhibit Number
(a)(2)

Description
Amendment of Amended and Restated
Articles of Incorporation dated as of
December 19, 2016

Previously filed.  Incorporated by
reference to exhibit (a)(10) filed
with post-effective amendment no.
102 to the registration statement of
Artisan Partners Funds, Inc.,
Securities Act file number 33-
88316, filed on December 20,
2016.

Exhibit Number
(a)(3)

Description
Amendment of Amended and Restated
Articles of Incorporation dated as of
January 25, 2017

Previously filed.  Incorporated by
reference to exhibit (a)(11) filed
with post-effective amendment no.
103 to the registration statement of
Artisan Partners Funds, Inc.,
Securities Act file number 33-
88316, filed on January 27, 2017.

Exhibit Number
(b)

Description
Changes to investment policies with
respect to Artisan Mid Cap Fund

Previously filed.  Incorporated by
reference post-effective
amendment no. 103 to the
registration statement of Artisan
Partners Funds, Inc., Securities
Act file number 33-88316, filed on
January 27, 2016.

Exhibit Number
(d)

Description
Amended and Restated Multiple Class
Plan pursuant to Rule 18f-3

Previously filed.  Incorporated by
reference to exhibit (n) filed with
post-effective amendment no. 101
to the registration statement of
Artisan Partners Funds, Inc.,
Securities Act file number 33-
88316, filed on November 29,
2016.

Exhibit Number
(e)

Description
Revised Schedule to Second Amended and
Restated Investment Advisory Agreement
between Artisan Partners Funds, Inc. and
Artisan Partners Limited Partnership dated
February 16, 2017.

Previously filed.  Incorporated by
reference to exhibit (d)(2) filed with
post-effective amendment no. 105
to the registration statement of
Artisan Partners Funds, Inc.,
Securities Act file number 33-
88316, filed on March 3, 2017.